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                                                                EXHIBIT 10.12

                                 LOAN AGREEMENT

     This LOAN AGREEMENT ("Agreement") is made as of the   23RD    day of MAY,
1996, between FIRST NATIONAL BANK AND TRUST CO. OF KEARNEY ("Lender") and THE BUCKLE, INC. ("Borrower," whether one or more; unless expressly indicated otherwise, all references to Borrower shall be both individually and collectively if Borrower is more than one person and/or entity).

                                  I.  THE LOAN

     1.1 Loan. Lender shall lend Borrower the sum of $5,000,000.00 (the "Loan"), as evidenced by the following note(s)

       PROGRAMMED LENDING NOT OF EVEN DATE IN THE AMOUNT OF $5,000,000.00

(the "Note," whether one or more), and pursuant to the terms of a loan commitment letter dated _______, 199__ ("Commitment Letter"). The Loan shall be governed by the terms of this Agreement, the Commitment Letter, the Note and the other "Loan Documents" (as defined in the Note), all of which are incorporated herein by reference. The terms and conditions of this Agreement, the Commitment Letter, the Note and the other Loan Documents shall be considered cumulative and not exclusive or alternative.

     1.2 PROGRAMMED LENDING. With respect to that portion of the Loan, if any, that is represented by one or more programmed lending notes, Lender at Borrower's request will advance funds under and in accordance with the terms of each such note from time to time as long as the outstanding principal balance does not exceed the maximum principal amount of the note. The actual principal balance outstanding at any one time may be increased or decreased from time to time as a result of advances by Lender and payments by Borrower, and a payment by the Borrower during the term of a programmed lending note of the entire principal balance of such note shall not operate as a discharge of Borrower under the note.

     1.3 ADVANCES. All Loan advances may be made to Borrower's regular checking account number 326-406. A check or other charge presented against this account in excess of the account balance may be treated by Lender as a request for a Loan advance, and payment by Lender of any such check may at its option constitute a Loan advance under this Agreement. Advances, if made pursuant to the payment of a check or other charge, shall be debited to the Loan balance and credited to the checking account balance, and unless otherwise agreed by Lender shall be in multiples of $1,000 or an amount equal to the unused portion of the maximum credit available if less than $1,000.

                      II.  CONDITIONS OF LENDING/ADVANCES

     The obligation of Lender to make the Loan and any advances under the Note(or any of them if more than one) is subject to the following conditions precedent: (a) Borrower is not in default under any provisions of this Agreement, the Commitment Letter, any Note or any other Loan Documents; (b) all warranties and representations of Borrower under this Agreement, the Commitment Letter, the Note and the other Loan Documents are true as of the date of the requested advance; (c) no litigation or other legal proceeding is pending or threatened against Borrower that has not been disclosed to Lender in writing before the date of the Loan or advance; (d) there is no material adverse change in the financial condition or earning power of Borrower or any guarantor of the Loan, or material decrease in the value of any security for the Loan; and (e) there is no change in any law or regulation that makes it unlawful for Lender to make the Loan or advances under the Note (or any of them if more than one) or to give effect to Lender's obligations as contemplated hereby. Further, Lender may require appropriate documentation as to the reason for a requested advance before making an advance.

                                 III.  SECURITY

     3.1 LOAN DOCUMENTS. All advances and readvances made pursuant to the Note (or any of them if more than one) and this Agreement shall be secured by all security agreements, mortgages, deed(s) of trust and other security documents set forth in the Note and included within the term "Loan Documents" therein. Such security shall secure all existing and future indebtedness owed by Borrower to Lender.

     3.2 FURTHER ASSURANCES. Borrower agrees to execute and deliver such security agreements, financing statements, and other such documents as Lender will require for perfection of security interests, liens, and other security described above, as Lender may reasonably request at any time from time to time in form satisfactory to Lender.

                                 IV.  COVENANTS


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        Until payment of all sums owing under this Agreement, the Commitment
Letter, the Note and the other Loan Documents Borrower shall:

        4.1 FINANCIAL INFORMATION. Furnish to Lender with reasonable promptness the following financial information: _______________________
_________________________
_______________________________________________________________________

_________________________
_______________________________________________________________________

_________________________
_______________________________________________________________________


        4.2 LEGAL PROCEEDINGS. Notify Lender in writing of any material legal action or proceeding commenced against Borrower.

        4.3 ENVIRONMENTAL LAWS. Keep its property and operations in compliance with all applicable laws, ordinances and regulations relating to industrial hygiene or environmental protection (collectively, "Environmental Laws"); allow Lender to enter Borrower's property to conduct any and all inspections and testing that Lender reasonably deems necessary or desirable to determine whether Borrower is in compliance with Environmental Laws;
notify Lender of any spill, release or discovery of any substance deemed to be hazardous or toxic under any Environmental Laws (collectively, "Hazardous Materials") on, onto or from any of Borrower's properties; notify Lender of any order, request, notice or other form of written or oral communication from any governmental agency relating to any violation or potential violation of any Environmental Laws in connection with any of Borrower's properties; and indemnify and hold harmless Lender, its directors, employees and agents, and any successors to Lender's interest, from and against any and all claims, damages, losses and liabilities arising in connection with the presence, use, disposal or transport of any Hazardous Materials on, under, from or about Borrower's property. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, THE PROVISIONS OF THIS PARAGRAPH 4.3, INCLUDING WITHOUT LIMITATION BORROWER'S OBLIGATION PURSUANT TO THE FOREGOING INDEMNITY, SHALL SURVIVE PAYMENT OF THE LOAN.
        4.4 MAINTAIN ENTITY. If Borrower is or includes a corporation or partnership, maintain its existence as a duly organized corporation and/or partnership and promptly notify Lender of any change in its articles of incorporation and/or partnership agreement.

                     V.   WARRANTIES AND REPRESENTATIONS
        Borrower warrants and represents to Lender as follows:
        5.1 FINANCIAL STATEMENTS. All financial statements relating to Borrower provided to Lender fairly reflect the financial condition of Borrower as of the dates of such statements, and there has been no material adverse change in the financial condition of Borrower since the dates thereof.
        5.2 PROCEEDINGS. No proceedings exist or are threatened against Borrower that will substantially and adversely affect Borrower's condition, financial or otherwise.

             VI.  OTHER COVENANTS, WARRENTIES AND REPRESENTATIONS
In addition to the above covenants, warranties and representations, Borrower covenants, warrants and represents to Lender as follows:
________________________________________________________________________________
_____________________
________________________________________________________________________________
_____________________


                           VII.  EVENTS OF DEFAULT
        In addition to anything contained in the Commitment Letter, the Note and the other Loan Documents, the occurrence of any of the following shall constitute an Event of Default by Borrower:
        7.1 FAILURE OF PAYMENT. Failure to pay in full all principal and interest under the Note (or any of them if more than one) when due.
        7.2 FALSE WARRANTIES OR REPRESENTATIONS. Any of the warranties or representations in sections V and VI hereof being or becoming materially false, or any information contained in any schedule, statement, report, notice or other writing furnished by or on behalf of Borrower to Lender pursuant to this Agreement, or otherwise in connection with the Loan, being materially false.
        7.3 BREACH OF COVENANT. A breach or failure in performance of any covenant set forth in sections IV and VI hereof.
        7.4 OTHER BREACH. A breach or failure in the performance of any other provision of the Agreement, not specified above, which shall have continued for a period of thirty (30) days after Lender has given notice of such breach or failure; or a breach or failure in the performance of any term, covenant, warranty, representation or other agreement contained in the Commitment Letter, any Note or any other Loan Documents, after giving effect to any express notice requirement and/or curative period set forth therein.
        7.5 OTHER INDEBTEDNESS. Any default in the payment or performance of any indebtedness, liability or obligation of Borrower (or any one or more of them if more than one) to Lender, not specified above, whether now existing or hereafter arising.

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                               VIII.  REMEDIES
     The occurrence of any Event of Default shall constitute a default under the Note and the other Loan Documents, and Lender shall have all rights and remedies available under this Agreement, the Commitment Letter, the Note, the other Loan Documents and applicable law, including without limitation the right to declare the entire balance of the Note immediately due and payable, and all such rights and remedies shall be cumulative. No delay or omission of Lender in exercising any of its rights or remedies shall operate as a waiver of such right or remedy or any other right or remedy of Lender, and a waiver on any occasion shall not constitute a waiver of such right or remedy on any future occasion.

                              IX.  MISCELLANEOUS
        9.1 GOVERNING LAW. This Agreement and the Loan shall be governed by the laws of the State of Nebraska.
        9.2 SURVIVAL OF REPRESENTATIONS. All covenants, warranties and representations made in writing by Borrower in connection herewith shall survive the execution and delivery of this Agreement, the Commitment Letter, the Note and the other Loan Documents.
        9.3 BINDING EFFECT. All agreements, covenants, warranties and representations in this Agreement shall bind and inure to the benefit of the respective successors and assigns of the parties hereto.
        9.4 ASSIGNMENT. Borrower may not assign this Agreement, the Commitment Letter, the Note (or any of them if more than one) or any other
Loan Documents without the express written consent of Lender, which shall be exercised at Lender's sole discretion.
        9.5 RENEWALS; EXTENSIONS. The provisions of this Agreement shall apply to any renewal or extension of the Loan, except as modified or amended in writing by the parties hereto at the time of such renewal or extension.
        9.6 JOINT AND SEVERAL LIABILITY. If Borrower consists of more than one person and/or entity, the obligations, liabilities, covenants, agreements, warranties and representations contained in or arising from this Agreement are joint and several as to each such person and/or entity.
        9.7 LIMITATION OF LIABILITY.  LENDER SHALL NOT BE LIABLE FOR ANY
CLAIMS, DEMANDS, LOSSES OR DAMAGES MADE, CLAIMED OR SUFFERED BY ANY PARTY TO THIS AGREEMENT.
        9.8 ENTIRE AGREEMENT. This Agreement, the Note and the other Loan Documents contain the entire agreement of the parties, and cannot be modified or altered unless reduced to writing and consented to by all the undersigned parties.

                                          FIRST NATIONAL BANK AND TRUST CO. OF
                                          KEARNEY
                                                     Name and Lender


Date:  5-23-96                            BY:  LARRY L. JEPSON
     ----------------------                  ---------------------------------

                                          Title:  CHAIRMAN AND CEO
                                                ------------------------------

Date:  5-23-96                            X       DAN HIRSCHFELD
     ----------------------               ------------------------------------

                                          THE BUCKLE, INC.       Borrower

Date: 5-23-96                             X
     ----------------------               ------------------------------------
                                          BY                     Borrower
Date:
     ----------------------               ------------------------------------
                                                                 Borrower


STATE OF                  )
        ------------------)
                          ) ss.
COUNTY OF                 )
         -----------------)


     The foregoing Agreement was acknowledged before me
this           day of,          by
     ---------         --------    ------------------------------------------


                                            ------------------------------
                                                     Notary Public